IMPORTANT REMINDER



     April 15, 1996


     DEAR SHAREHOLDER:

     We have previously mailed to you proxy materials relating to the Annual Meeting of Shareholders of Scott's Liquid Gold-Inc. to be held on Wednesday, May 1, 1996.

     According to our latest records, we have not received your proxy card for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. If you have not already mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience.

     For the reasons set forth in the Proxy Statement dated March 22, 1996, your Board of Directors recommends that you vote "FOR" approval of each proposal on the meeting agenda.

     Thank you for your cooperation and continued support.

     Sincerely,

     SCOTT'S LIQUID GOLD-INC.


     /s/ Carolyn J. Anderson
         Carolyn J. Anderson
         Corporate Secretary



(Printed in Blue Ink)


PROXY                SCOTT'S LIQUID GOLD-INC.                        PROXY

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders
                           To be held May 1, 1996

The undersigned hereby appoints Jerome J. Goldstein, Mark E. Goldstein, Carolyn J. Anderson, or Barry Shepard, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Scott's Liquid Gold-Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on May 1, 1996, at 10:00 a.m. and at any and all adjournments thereof for the following purposes:

(1) Election of Directors:
    ___ FOR all nominees listed below (except as marked to the contrary below)
    ___ WITHHOLD AUTHORITY to vote for all nominees listed below

          Jerome J. Goldstein       Mark E. Goldstein       Carolyn J.
 Anderson       Barry Shepard       Dennis H. Field       James F. Keane
                               Michael J. Sheets

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE IMMEDIATELY BELOW.)

(2) Amendment to the Company's Articles of Incorporation to increase the authorized number of shares of the Company's common stock to 50,000,000 shares.
            ___  FOR             ___   AGAINST             ___  ABSTAIN
(3) Amendment to the Company's Articles of Incorporation to authorize up to 20,000,000 shares of preferred stock issuable in one or more series.
            ___  FOR             ___   AGAINST             ___  ABSTAIN
(4) Amendment to the Company's Articles of Incorporation to delete a provision on indemnification of directors and officers.
            ___  FOR             ___   AGAINST             ___  ABSTAIN
(5) In their discretion, the Proxies are authorized to vote upon such other business as properly may come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND "FOR" ITEMS 2, 3 AND 4 CONCERNING AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.

                                        Dated ____________________, 1996




                                        SIGNATURE(S) OF SHAREHOLDER(S)

                                        Please complete, date and sign exactly
                                        as your name appears hereon.  If shares
                                        are held jointly, each holder should
                                        sign.  When signing as attorney,
                                        executor, administrator, trustee,
                                        guardian or corporate official, please
                                        add your title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.